UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 18, 2009
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On March 18, 2009, the F.N.B. Corporation Compensation Committee (the “Committee”) approved the award of performance and service-based awards to the Corporation’s Chief Financial Officer and other certain executive officers named in the Compensation Discussion and Analysis included in F.N.B. Corporation’s (“Corporation”) proxy statement for its annual meeting of shareholders held in 2008 (the Named Executive Officers). The Committee granted awards in the following amounts which, in accordance with the requirements of the American Recovery and Reinvestment Act of 2009, if determined to be less than 1/3 of each of the Named Executive Officer’s annual compensation, consisting of each Named Executive Officer’s 2008 W-2 compensation and the value of the awards:

	Number of Restricted	Number of Restricted
	Stock Units Awarded	Stock Units Awarded
Named Executive Officer	Performance-Based	Service-Based
Brian Lilly	20,044	10,022
Vincent Calabrese	5,665	2,833
David Mogle	5,665	2,833
     These awards are made pursuant to the stockholder approved 2007 Incentive Compensation Plan (the Plan), a copy of which is on file with the SEC as Annex “A” to the Corporation’s 2007 proxy statement. The terms of the awards are materially the same as the awards granted in 2008. However, the Committee determined it appropriate to clarify the vesting measure for the performance-awards as Return on Average Tangible Common Equity (“ROATCE”) instead of Return on Average Tangible Equity in order to insure consistency in performance measurements year over year.
     The service-based restricted stock awards are subject to the standard terms contained in the service-based restricted stock award agreement previously filed on July 19, 2007, under a Form 8-K by the Corporation and will vest on January 16, 2012, provided the Named Executive Officer remains continuously employed by the Corporation.
     In addition to the change noted above related to the performance-based awards, both the performance-based and time-based awards are subject to any vesting limitations imposed on the recipient as a result of the Company participating in the United States Treasury Capital Purchase Program.
     The foregoing discussion is qualified in its entirety by reference to the full text of the Plan and of the Performance-Award and Service-Based Award Agreements which are attached hereto as Exhibits 10.1 and 10.2, and incorporated by reference herein.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:
10.1	Form of Performance-Based Award Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan).

10.2	Form of Service-Based Award Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)

By:	/s/Brian F. Lilly

Name:	Brian F. Lilly
Title:	Chief Financial Officer (Principal Financial Officer)
Dated: March 24, 2009